U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2010

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02   Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is the Historical Reformatted Quarterly Financial Data Supplement of Citigroup Inc. and subsidiaries (the “Historical Supplement”), with historical financial data reclassified to reflect the recent move of assets from  Citi Holdings to Citicorp.  The Historical Supplement reflects the format Citigroup will use to present its 2010 first quarter financial results on April 19, 2010 (the “2010 First Quarter Results”) and is being provided to facilitate the comparison of the 2010 First Quarter Results with prior financial periods.   The 2010 First Quarter Results will include additional supplemental disclosures that are not included in the Historical Supplement.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 13, 2010
	By:	/s/ JEFFREY R. WALSH
Name: Jeffrey R. Walsh
Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.